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On September 11, 2017, The Procter & Gamble Company (“P&G”), posted the following material to the P&G website voteblue.pg.com and may in the future send or use the same or substantially similar communications from time to time:

HOW TO VOTE A Profoundly Different P&G Today P&G is a stronger, more focused company with a strengthened portfolio of leading brands in ten highly attractive, daily-use categories that respond to innovation, where products solve problems and performance drives purchase. We are implementing significant productivity improvements to fuel growth and substantially simplifying our organization. We are on the right track and returning value to shareholders. Read more about our progress and our winning plans in the sections below. PERFORMANCE STRENGTHENED PORTFOLIO PRODUCTIVITY & ORG. DESIGN CORPORATE CITIZENSHIP WORLD-CLASS BOARD

The Facts on Our Progress & Plan David S. Taylor Chairman of the Board, President and Chief Executive Officer VIEW THE MESSAGE

P&G’s Winning Total Shareholder Return Our fiscal 2017 results demonstrate that the actions we have taken and the plan we have in place are working. Since the CEO transition on November 1, 2015, our team has delivered total shareholder return (“TSR”) that outperformed the S&P 500 and is well above the vast majority of peers throughout that same time period. Now is the time to build on our momentum and prevent anything from derailing the work that is delivering improvement. * Market data as of September 6, 2017. P&G Peers include Beiersdorf, Church & Dwight, Clorox, Colgate-Palmolive, Edgewell Personal Care, Henkel, Kimberly-Clark, L’Oréal, Reckitt Benckiser, Unilever. The TSR for “Peltz Serving on Board” is a weighted average based on the market capitalization of Madison Square Garden, Mondelez, Sysco and Wendy’s. “S&P Consumer Staples Index” and “S&P 500 Index” represent the TSR of indices maintained by Standard & Poor’s, that are weighted based on the market capitalization of the index constituents. The TSR for “P&G Peers” is a simple average, which follows the same methodology utilized by Trian in its measurement of the same peer constituency in its presentation filed with the SEC on July 17, 2017.

Now is the time to build on our momentum and prevent anything from derailing the work that is delivering improvement. “We met or exceeded each of our going-in objectives for the Fiscal Year 2017 in a challenging macro and competitive environment. We made significant progress on our key priorities ... now is the time to accelerate our efforts to execute and deliver on the plans we’ve put into action.” DAVID TAYLOR, P&G CHAIRMAN, PRESIDENT & CHIEF EXECUTIVE OFFICER VIEW OUR RESULTS VOTE ONLINE VOTE BY MAIL VOTE BY PHONE How to vote the Blue Card HOW TO VOTE

HOME FROM THE CEO OUR BOARD OUR RESULTS OUR PLAN FAQ Vote Blue Discard White HOW TO VOTE

HOW TO VOTE — Procter & Gamble Employee Webcast Highlights | P&G Pro… Listen to P&G Chairman, President & CEO David Taylor share his candid insights with employees. In highlights from a recent town hall, Taylor offers his perspective on how the current strategy is working and why shareholders should vote the Blue Proxy Card to elect ALL of P&G’s highly qualified and diverse Directors. From The CEO WATCH VIDEO

We strongly recommend you vote the BLUE Proxy Card to maintain our momentum and continue advancing our plan for the following reasons: P&G is delivering growth and shareholder value with a strategy and plan that is working. P&G has transformed itself with a streamlined and focused portfolio of brands and categories. P&G is fueling growth and value through significant productivity improvements. P&G has simplified its organization design to drive clear ownership and accountability for decisions and results by category. P&G is raising the bar to a new standard of excellence to meet the needs of consumers. P&G has a highly diverse and experienced Board that was carefully selected to bring the right balance of fresh perspectives and strong institutional knowledge. We believe Mr. Peltz initiated the proxy contest to satisfy his own agenda and to meet the expectations of his limited partners. What’s best for P&G right now is balance and focus, with the Board and employees continuing a steady commitment to a plan that is working. P&G will not benefit from change for the sake of change. Click here to learn how to vote the BLUE Proxy Card today. To learn more about how we are continuing to deliver on our goal of balanced growth, value creation and total shareholder return, please view the following letters.

Messages From Chairman, President and CEO David Taylor Facts on Our Progress & Plan September 11, 2017 P&G is a profoundly different, much stronger, and more profitable company than it was just a few years ago. Our focused portfolio of market leading brands is creating consumer and shareholder value. Our Diverse, Experienced Board August 28, 2017 P&G has a world-class Board with the experience and insights to deliver growth and shareholder value, and is executing a winning strategy that is working. Trian is focused on an outdated view of P&G, not the P&G of today. P&G is on the Right Track August 14, 2017 Since the CEO transition on November 1, 2015, our team has delivered total shareholder return of 27%—well above the 8% weighted average return during the same period for companies where Nelson Peltz serves as a Board member. Delivering on Commitments August 1, 2017 Fiscal 2017 was a success – we met or exceeded our objectives despite slowing market growth and volatile currency and commodity environments around the world. READ LETTER READ LETTER READ LETTER READ LETTER

VOTE THE BLUE PROXY CARD TODAY Online Voting Is Quick And Easy To Use Find your unique control number in the box located next to the arrow (—>) on your blue proxy or blue notice card. HOW TO VOTE HOME FROM THE CEO OUR BOARD OUR RESULTS OUR PLAN FAQ Vote Blue Discard White· HOW TO VOTE Touching lives, improving life. ©2017 Procter & Gamble | Disclaimer

HOW TO VOTE The Facts on Our Progress & Plan SEPTEMBER 11, 2017 “We are building advantage with our products and packages, improving the execution of our brand communication and on-shelf and online presence, and ensuring our brands offer a superior value.” DAVID S. TAYLOR CHAIRMAN OF THE BOARD, PRESIDENT AND CEO, BARCLAYS CONFERENCE, SEPTEMBER 7, 2017

Over the past several weeks, the P&G team has been on the road meeting with shareholders. We have been highlighting the strategy and plans P&G is executing to create value for consumers and for all of P&G’s shareholders. We have been delivering one clear message: P&G is a profoundly different, much stronger, and more profitable company than it was just a few years ago. P&G has transformed itself with a focused portfolio of leading brands—many are consistently ranked #1 in market share in their categories—where products solve problems and performance drives purchase. P&G Brand Market Share1 Rank P&G Brand Market Share1 Rank 54% #1 41% #1 44% #1 34% #1 28% #1 36% #1 50% #1 49% #1 40% #1 66% #1 64% #1 47% #1 The ongoing transformation efforts by P&G are creating value: P&G met or exceeded each of its going-in fiscal 2017 objectives: balanced top- and bottom-line growth, cash productivity and cash delivered to shareholders. P&G has delivered Total Shareholder Return above peers and above the weighted average return of those companies on which Mr. Peltz serves on the Board. Today’s P&G is well positioned with the right plan, the right structure and the right Board in place to deliver results and shareholder value for the short-, mid- and long-term. P&G is successfully executing a winning strategy and has strong momentum. We firmly believe now is not the time to risk derailing our progress, by adding Trian’s Mr. Peltz to the P&G Board. Vote FOR a P&G Board that is Do NOT vote for Trian overseeing a winning strategy Discard the white proxy card

Mr. Peltz’s flawed suggestions and outdated views underscore his fundamental misunderstanding of the P&G of today. While we won’t belabor all of these flawed suggestions, here are the facts: Fact P&G is simplifying its structure through one organizing principle: the business is run by category. Category leaders have complete ownership of the business from idea to sales execution and the bottom line. Prior to our transformation, we studied P&G is already a more focused, agile and numerous organization designs, including one similar to what Mr. Peltz proposes. accountable company We concluded it would result in higher costs, lower efficiency, reduced profits, and an added layer of management complexity. Furthermore, we believe this proposal is code for another restructuring and a precursor to a breakup of the Company—his “cookie-cutter” activist plan. Fact P&G’s productivity program is substantive and impactful. P&G over-delivered on its first $10 billion productivity goal and is well positioned to deliver up to $10 billion more in savings. This program overcame $7 billion in negative foreign P&G’s productivity plan is already delivering results for exchange impacts. It enabled investment in R&D innovation, enhanced selling shareholders capabilities and increased sampling of superior products to new consumers. It increased profit per employee by 45%. It significantly increased our industry-leading margins, which we will continue to improve going forward.

Fact P&G’s noticeably superior innovation is meeting consumer needs and driving growth. We do more than simply study innovation, as suggested by Mr. Peltz. P&G’s innovation machine has delivered new brands such as Always Discreet and P&G’s innovation machine is working and is focused on Unstopables; delivered blockbuster new sub-brands such as Tide PODS, Ariel growing markets and market PODS, Gain FLINGS, Pampers Pants, Always Radiant, and Oral-B Genius; and share upgraded the superiority of entire brands such as Dawn, Fairy, Charmin, Bounty, Head & Shoulders, SK-II, Old Spice, and Vicks to sustain their market-leading growth. To suggest that P&G’s innovation machine is broken is ludicrous. P&G consistently dominates the IRI New Product Pacesetter rankings as the #1 company for successful new product innovations. P&G’s digital and e-commerce results speak for themselves: Fact P&G grew overall e-commerce sales at roughly a 30% rate last fiscal year. P&G is winning in digital and growing share in e-commerce P&G grew share in eight out of 10 categories in e-commerce in the last fiscal year. P&G’s e-commerce sales are over $3 billion—more than our top two competitors combined. P&G is one of the leading advertisers in digital media, and our consistently strong digital and e-commerce efforts are winning across multiple brands with people in all life stages, including millennials.Among millennials, numerous top-selling P&G brands hold the #1 share position, and more than half have grown household penetration in the past year.

P&G is on the right track. We’ve done our homework. Don’t let Mr. Peltz derail the progress we are making. Reject Mr. Peltz’s bid to get on your Board. P&G’s Board has significant leadership experience across a range of industries and geographies. While Mr. Peltz claims to have consumer packaged goods experience, his experience is limited to food and beverage companies— not household and personal care categories. We have done our homework. Mr. Peltz does not have the requisite skills nor the experiences we seek, and is not the right Director for P&G. The Board and management team have talked to numerous directors, CEOs and senior executives who have 0077orked with Mr. Peltz, and positive recommendations were not forthcoming. Several people, however, would only speak candidly about their experiences with Mr. Peltz if those discussions were kept confidential, for fear of retribution. P&G people are working with passion, ownership and commitment to create value for consumers and for you— P&G shareholders. We never quit. We intend to win in the marketplace. We would have it no other way. Which is why the P&G Board, management team, and I continue to strongly believe it is in the best interest of our company—and all of us who care about P&G—to VOTE BLUE. On behalf of your Board of Directors, we thank you for your continued support. David S. Taylor Chairman of the Board, President and Chief Executive Officer September 11, 2017

Vote the BLUE Proxy Card “FOR” Continued Progress and Shareholder Value Creation Your Board and management team strongly recommend shareholders vote “FOR” on the BLUE Proxy Card to support ALL of P&G’s nominees to the Board. Shareholders are urged NOT to use any white proxy card or voting instruction forms you might receive from Nelson Peltz of Trian and are strongly encouraged to simply disregard and discard the white proxy card. If you previously voted the Trian white proxy card, you have every proper and legal right to change your mind. You can change your vote by simply voting a new BLUE Proxy Card. Only your last dated proxy card will count. You can vote by Internet, telephone or by signing and dating the BLUE Proxy Card and mailing it in the postage paid envelope provided. P&G notes that additional information regarding the proxy contest, as well as the Company’s strategy and recent results, is available at VoteBlue.PG.com. Vote the BLUE PROXY CARD Today Online Voting Is Quick And Easy To Use Find Your Unique Control Number Next to the Located In the Box on Your BLUE Proxy Card Recently Mailed to You If you have any questions about how to vote your shares, or need additional assistance, please contact our proxy solicitors, D.F. King & Co., Inc. at (877) 361.7966 or MacKenzie Partners, Inc. at (800) 322.2885.

1U.S. market share as of July 2017. 2TSR calculations since November 1, 2015. Market data as of September 6, 2017. The peers selected by Trian in its September 6, 2017 White Paper are as follows: Beiersdorf, Church & Dwight, Clorox, Colgate-Palmolive, Edgewell Personal Care, Henkel, Kimberly-Clark, L’Oreal, Reckitt Benckiser and Unilever. The TSR for “Peltz Serving on Board” is a weighted average based on the market capitalization of Madison Square Garden, Mondelez, Sysco and Wendy’s. The TSR for “P&G Peers” is a simple average, which follows the same methodology utilized by Trian in its measurement of the same peer constituency in its presentation filed with the SEC on September 6, 2017. About Procter & Gamble P&G serves consumers around the world with one of the strongest portfolios of trusted, quality, leadership brands, including Always®, Ambi Pur®, Ariel®, Bounty®, Charmin®, Crest®, Dawn®, Downy®, Fairy®, Febreze®, Gain®, Gillette®, Head & Shoulders®, Lenor®, Olay®, Oral-B®, Pampers®, Pantene®, SK-II®, Tide®, Vicks®, and Whisper®. The P&G community includes operations in approximately 70 countries worldwide. Please visit http://www.pg.com for the latest news and information about P&G and its brands. Forward-Looking Statements Certain statements in this release or presentation, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives, and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause results to differ materially from those expressed or implied in the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise. Risks and uncertainties to which our forward-looking statements are subject include, without limitation: (1) the ability to successfully manage global financial risks, including foreign currency fluctuations, currency exchange or pricing controls and localized volatility; (2) the ability to successfully manage local, regional or global economic volatility, including reduced market growth rates, and to generate sufficient income and cash flow to allow the Company to affect the expected share repurchases and dividend payments; (3) the ability to manage disruptions in credit markets or changes to our credit rating; (4) the ability to maintain key manufacturing and supply arrangements (including execution of supply chain optimizations, and sole supplier and sole manufacturing plant arrangements) and to manage disruption of business due to factors outside of our control, such as natural disasters and acts of war or terrorism; (5) the ability to successfully manage cost fluctuations and pressures, including prices of commodity and raw materials, and costs of labor, transportation, energy, pension and healthcare; (6) the ability to stay on the leading edge of innovation, obtain necessary intellectual property protections and successfully respond to changing consumer habits and technological advances attained by, and patents granted to, competitors; (7) the ability to compete with our local and global competitors in new and existing sales channels, including by successfully responding to competitive factors such as prices, promotional incentives and trade terms for products; (8) the ability to manage and maintain key customer relationships; (9) the ability to protect our reputation and brand equity by successfully managing real or perceived issues, including concerns about safety, quality, ingredients, efficacy or similar matters that may arise; (10) the ability to successfully manage the financial, legal, reputational and operational risk associated with third party relationships, such as our suppliers, distributors, contractors and external business partners; (11) the ability to rely on and maintain key company and third party information technology systems, networks and services, and maintain the security and functionality of such systems, networks and services and the data contained therein; (12) the ability to successfully manage uncertainties related to changing political conditions (including the United Kingdom’s decision to leave the European Union) and potential implications such as exchange rate fluctuations and market contraction; (13) the ability to successfully manage regulatory and legal requirements and matters (including, without limitation, those laws and regulations involving product liability, intellectual property, antitrust, privacy, tax, environmental, and accounting and financial reporting) and to resolve pending matters within current estimates; (14) the ability to manage changes in applicable tax laws and regulations including maintaining our intended tax treatment of divestiture transactions; (15) the ability to successfully manage our ongoing acquisition, divestiture and joint venture activities, in each case to achieve the Company’s overall business strategy and financial objectives, without impacting the delivery of base business objectives; and (16) the ability to successfully achieve productivity improvements and cost savings and manage ongoing organizational changes, while successfully identifying, developing and retaining key employees, including in key growth markets where the availability of skilled or experienced employees may be limited. For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports. Important Additional Information and Where to Find It The Company has filed a definitive proxy statement on Schedule 14A and form of associated BLUE Proxy Card with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies for its 2017 Annual Meeting of Shareholders (the “Definitive Proxy Statement”). The Company, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2017 Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Definitive Proxy Statement. Details concerning the nominees of the Company’s Board of Directors for election at the 2017 Annual Meeting are included in the Definitive Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the Definitive Proxy Statement and other relevant documents that the Company files with the SEC from the SEC’s website at www.sec.gov or the Company’s website at http://www.pginvestor.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

HOME OUR RESULTS Vote Blue FROM THE CEO OUR PLAN OUR BOARD FAQ Discard White HOW TO VOTE Touching lives, improving life. © 2017 Procter & Gamble | Disclaimer

HOW TO VOTE Our Results “We met or exceeded each of our going-in objectives for the Fiscal Year 2017 in a challenging macro and competitive environment. We made significant progress on our key priorities ... now is the time to accelerate our efforts to execute and deliver on the plans we’ve put into action.” DAVID TAYLOR, P&G CHAIRMAN, PRESIDENT & CHIEF EXECUTIVE OFFICER

P&G is on the Right Track Our fiscal 2017 results demonstrate that the actions we have taken and the plan we have in place are working. In fact, we met or exceeded each of our fiscal 2017 objectives. Delivery of our financial goals has also translated into share price gains for our shareholders. Since the CEO transition on November 1, 2015, our team has delivered total shareholder return (“TSR”) of 28% — well above the vast majority of peers throughout that same time period. P&G also outperformed the S&P 500, which delivered a TSR of 21% in that same timeframe. Now is the time to build on our momentum, and prevent anything from derailing the work that is delivering improvement. P&G’s Winning Total Shareholder Return *Market data as of September 6, 2017. P&G Peers include Beiersdorf, Church & Dwight, Clorox, Colgate-Palmolive, Edgewell Personal Care, Henkel, Kimberly-Clark, L’Oréal, Reckitt Benckiser, Unilever. The TSR for “Peltz Serving on Board” is a weighted average based on the market capitalization of Madison Square Garden, Mondelez, Sysco and Wendy’s. “S&P Consumer Staples Index” and “S&P 500 Index” represent the TSR of indices maintained by Standard & Poor’s, that are weighted based on the market capitalization of the index constituents. The TSR for “P&G Peers” is a simple average, which follows the same methodology utilized by Trian in its measurement of the same peer constituency in its presentation filed with the SEC on July 17, 2017.

Fiscal 2017 Results Our robust fiscal 2017 results demonstrate that the actions we have taken and the strategic plan we have in place are working. $22 billion of value was returned to shareholders through the combination of $7.2 billion of dividend payments, $9.4 billion of share exchanges in the Beauty Brands transaction and $5.2 billion of direct share repurchases. Organic sales growth of two percent for the year Net sales were $65.1 billion, unchanged versus the prior year, including a negative two percentage point impact from foreign exchange. $12.8 billion of operating cash flow was generated, with adjusted free cash flow productivity of 94%. To learn more about how we’re continuing to deliver balanced growth, value creation and total shareholder return view these downloads below: OUR FULL FOURTH QUARTER AND FISCAL YEAR 2017 RESULTS REPORT
OUR 2017 ANNUAL REPORT

The Facts on Our Progress & Plan David S. Taylor Chairman of the Board, VIEW THE MESSAGE President and Chief Executive Officer HOME OUR RESULTS Vote Blue FROM THE CEO OUR PLAN OUR BOARD FAQ Discard White HOW TO VOTE Touching lives, improving life.

Forward-Looking Statements

Certain statements in this release or presentation, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives, and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause results to differ materially from those expressed or implied in the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise.

Risks and uncertainties to which our forward-looking statements are subject include, without limitation: (1) the ability to successfully manage global financial risks, including foreign currency fluctuations, currency exchange or pricing controls and localized volatility; (2) the ability to successfully manage local, regional or global economic volatility, including reduced market growth rates, and to generate sufficient income and cash flow to allow the Company to affect the expected share repurchases and dividend payments; (3) the ability to manage disruptions in credit markets or changes to our credit rating; (4) the ability to maintain key manufacturing and supply arrangements (including execution of supply chain optimizations, and sole supplier and sole manufacturing plant arrangements) and to manage disruption of business due to factors outside of our control, such as natural disasters and acts of war or terrorism; (5) the ability to successfully manage cost fluctuations and pressures, including prices of commodity and raw materials, and costs of labor, transportation, energy, pension and healthcare; (6) the ability to stay on the leading edge of innovation, obtain necessary intellectual property protections and successfully respond to changing consumer habits and technological advances attained by, and patents granted to, competitors; (7) the ability to compete with our local and global competitors in new and existing sales channels, including by successfully responding to competitive factors such as prices, promotional incentives and trade terms for products; (8) the ability to manage and maintain key customer relationships; (9) the ability to protect our reputation and brand equity by successfully managing real or perceived issues, including concerns about safety, quality, ingredients, efficacy or similar matters that may arise; (10) the ability to successfully manage the financial, legal, reputational and operational risk associated with third party relationships, such as our suppliers, distributors, contractors and external business partners; (11) the ability to rely on and maintain key company and third party information technology systems, networks and services, and maintain the security and functionality of such systems, networks and services and the data contained therein; (12) the ability to successfully manage uncertainties related to changing political conditions (including the United Kingdom’s decision to leave the European Union) and potential implications such as exchange rate fluctuations and market contraction; (13) the ability to successfully manage regulatory and legal requirements and matters (including, without limitation, those laws and regulations involving product liability, intellectual property, antitrust, privacy, tax, environmental, and accounting and financial reporting) and to resolve pending matters within current estimates; (14) the ability to manage changes in applicable tax laws and regulations including maintaining our intended tax treatment of divestiture transactions; (15) the ability to successfully manage our ongoing acquisition, divestiture and joint venture activities, in each case to achieve the Company’s overall business strategy and financial objectives, without impacting the delivery of base business objectives; and (16) the ability to successfully achieve productivity improvements and cost savings and manage ongoing organizational changes, while successfully identifying, developing and retaining key employees, including in key growth markets where the availability of skilled or experienced employees may be limited. For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

Important Additional Information and Where to Find It

The Company has filed a definitive proxy statement on Schedule 14A and form of associated BLUE proxy card with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies for its 2017 Annual Meeting of Shareholders (the “Definitive Proxy Statement”). The Company, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2017 Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Definitive Proxy Statement. Details concerning the nominees of the Company’s Board of Directors for election at the 2017 Annual Meeting are included in the Definitive Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the Definitive Proxy Statement and other relevant documents that the Company files with the SEC from the SEC’s website at www.sec.gov or the Company’s website at http://www.pginvestor.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.